                                                                    EXHIBIT 10.1


                               CODA ENERGY, INC.

           Director and Executive Officer Indemnification Agreements


        Name                                                      Date
-----------------------                                      --------------

T.W. Eubank                                                  April 29, 1992
David Keener                                                 April 29, 1992
Frank P. Horlock                                             April 29, 1992
Worthy R. Warnack                                            April 29, 1992
Douglas H. Miller                                            April 29, 1992
Walter B. Hailey, Jr.                                        April 29, 1992
Earl E. Ellis                                                April 29, 1992
J.W. Spencer                                                 April 29, 1992
J. William Freeman                                           April 29, 1992
Grant W. Henderson                                           March 15, 1994
Tommie E. Lohman                                             May 17, 1995
Jarl P. Johnson                                              May 17, 1995
Randell A. Bodenhamer                                        May 17, 1995